UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Convertible Securities Fund

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FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors the ability to “convert” their convertible shares into shares of common stock. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Source: Putnam, as of 4/30/20. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

Convertible Securities Fund 3

Please describe the market environment for the six-month reporting period ended April 30, 2020.

ROB Convertible securities enjoyed solid performance for much of the period, supported by the strength of their underlying equities. Equity markets rallied through January 2020, buoyed by better-than-expected third- and fourth-quarter 2019 earnings as the Federal Reserve held rates steady. But in February 2020, the U.S. economy and financial markets faced unprecedented disruptions from the coronavirus pandemic. Fears that efforts to stem the spread of the virus would precipitate a U.S. recession sparked a massive sell-off in equities and other higher risk assets. With economic and market conditions deteriorating quickly, the Fed cut its short-term interest rates to near zero in March. The Fed also moved to provide liquidity via multiple lending facilities. On the fiscal front, Congress passed a $2.2 trillion stimulus package.

Despite these extraordinary actions, March 2020 proved to be the worst month of performance for equities and other higher-risk assets in decades. The ICE BofA U.S. Convertible Index — the fund’s benchmark — dropped

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

13.54% during the month. However, convertible securities weathered the market correction better than their underlying equities given their hybrid equity and fixed-income characteristics, suffering only 65% of their downside.

Risk sentiment improved markedly in April 2020 as the spread of the coronavirus slowed in some countries and parts of the U.S. economy began to reopen after weeks of lockdowns. Congress passed a new $484 billion pandemic-relief package for small businesses and hospitals. The fund’s benchmark returned 11.09% for the month, capturing 59% of the upside of their underlying equities and 84% of the upside of the S&P 500 Index and Russell 2000 Index.

Fixed-income assets rallied in response to the Fed’s monetary actions and rising demand from investors for safer havens. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment-grade bonds, and the ICE BofA U.S. 3-Month Treasury Bill Index rose 4.86% and 0.85%, respectively, for the six-month reporting period.

How did Putnam Convertible Securities Fund perform during the reporting period?

ANTHONY The fund outperformed its benchmark and the average return of the funds in its Lipper peer group. At the sector level, underweight positioning and security selection within the underperforming financials sector were top contributors to relative performance. Financials struggled during the sell-off due to concerns about leverage and overall economic risk. Underweight positioning in the struggling energy sector, which saw a collapse in oil prices during the period, and overweight exposure and security selection in technology also augmented performance.

Security selection in the consumer cyclicals sector was the largest relative detractor. This was mainly due to an underweight position in Tesla prior to the March 2020 sell-off when the underlying equity soared. Underweight exposure and security selection in consumer staples also weighed on performance.

What investments aided the fund’s performance?

ROB Teladoc Health, a multinational telemedicine and virtual healthcare company, was the top performer for the period. The fund held an overweight position in the convertible security. Amid the pandemic, companies that were more conducive to social distancing mandates fared well. Additionally, the underlying stock rallied in January 2020 when Teledoc announced it would acquire InTouch Health, the leading provider of telehealth solutions for hospitals and health systems.

Another contributor was The Medicines Company [TMC], a biopharmaceutical company. The position rallied in November 2019 after TMC reported positive results from the phase 3 trial of Inclisiran, its cholesterol-lowering drug. Shortly after, Novartis announced it was acquiring the company. Although the fund’s investment in TMC was underweight relative to the benchmark, Novartis’s offer came with a 50% premium to TMC’s stock price at the time of the announcement. We sold the position before period-end to lock in profits.

Another top contributor to performance was our overweight position in DexCom, which manufactures continuous glucose monitoring systems for diabetes management. Because of strong demand for its glucose monitoring devices, Dexcom announced first-quarter 2020 earnings just before period-end that far exceeded analysts’ forecasts.

6 Convertible Securities Fund

What investments detracted from returns relative to the benchmark?

ANTHONY We added Tesla to the portfolio in January 2020 due to improving company fundamentals. However, our decision to underweight investments in Tesla was the biggest detractor from performance given the strong outperformance of the underlying equity, which climbed 148% for the period. With the underlying equity trading at extremely high valuations and the convertible at nearly a 100 delta, or 1:1 movement with the underlying equity, we do not believe the convertible’s risk/reward profile is favorably skewed. [Delta is a measure of equity sensitivity.]

Wayfair, an online furniture retailer, struggled for much of the period. A series of disappointing earnings reports underscored our prior decision to underweight the fund’s investments relative to the benchmark. We sold the position in February 2020 and used the proceeds to add to our exposure in other retailers and consumer companies, including Burlington Stores and Callaway Golf. Subsequently, stay-at-home orders and the closing of all non-essential businesses during the pandemic proved to be a catalyst for online sales and a triple-digit increase in the price of the underlying equity in April 2020.

Just as stocks of companies perceived as long-term beneficiaries of minimal direct contact soared, stocks of non-essential businesses struggled. The fund’s investments in Live Nation Entertainment, the world’s largest promoter of live events, fell sharply as social-distancing restrictions took effect. Before the pandemic, our outlook for the company was favorable given compelling growth in concert attendance around the globe, leading us to overweight the position. As of period-end, Live Nation carried liquidity on its balance sheet and had additional levers that it can pull to help weather the pandemic. In addition, the company has the backing of Liberty Media, which has a vested interest in Live Nation.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

In light of the challenges posed by the pandemic, what is your outlook for convertibles in the coming months?

ROB Looking into 2020, we expect a sharp economic slowdown because of the fallout from the pandemic and volatility in oil prices. However, we have a fairly constructive outlook on the convertibles market given its lower exposure to energy and skew toward growth-oriented and technology issuers. From a valuation standpoint, we are seeing pockets of cheapness in the convertibles market despite the rebound in stocks in April. Yields have increased in a sustained way, in our view, reflecting investors’ bearish, risk-averse sentiment. Regarding new issuance, April was the largest month of volume since 2008 with 24 deals totaling $13.5 billion. In sum, we believe convertibles remain a compelling investment option, providing support in volatile times and better risk-adjusted returns over the long term.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/29/72)
Before sales charge	9.61%	114.47%	7.93%	33.88%	6.01%	26.60%	8.18%	5.22%	2.67%
After sales charge	9.47	102.14	7.29	26.18	4.76	19.32	6.07	–0.83	–3.23
Class B (7/15/93)
Before CDSC	9.42	101.91	7.28	28.96	5.22	23.82	7.38	4.45	2.27
After CDSC	9.42	101.91	7.28	27.03	4.90	20.86	6.52	–0.43	–2.53
Class C (7/26/99)
Before CDSC	9.44	99.01	7.12	28.93	5.21	23.81	7.38	4.43	2.30
After CDSC	9.44	99.01	7.12	28.93	5.21	23.81	7.38	3.45	1.34
Class I (3/3/15)
Net asset value	9.75	121.48	8.28	36.47	6.42	28.12	8.61	5.65	2.87
Class R (12/1/03)
Net asset value	9.34	109.15	7.66	32.17	5.74	25.69	7.92	4.95	2.53
Class R6 (5/22/18)
Net asset value	9.74	120.21	8.21	35.73	6.30	27.79	8.52	5.58	2.81
Class Y (12/30/98)
Net asset value	9.73	119.89	8.20	35.54	6.27	27.61	8.47	5.50	2.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Convertible Securities Fund 9

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Convertible Index	—*	132.55%	8.81%	38.92%	6.80%	26.40%	8.12%	4.38%	1.44%
Lipper Convertible
Securities Funds	9.61%	112.07	7.76	34.32	6.03	26.05	7.96	4.95	2.41
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/20, there were 77, 77, 75, 64, 49, and 1 fund, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class I	Class R	Class R6	Class Y
Number	2		2	2	2	2	2	2
Income	$0.186		$0.089	$0.091	$0.232	$0.150	$0.227	$0.218
Capital gains
Long-term gains	1.200		1.200	1.200	1.200	1.200	1.200	1.200
Short-term gains	0.300		0.300	0.300	0.300	0.300	0.300	0.300
Total	$1.686		$1.589	$1.591	$1.732	$1.650	$1.727	$1.718
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/19	$25.27	$26.81	$24.69	$24.93	$25.29	$25.14	$25.27	$25.26
4/30/20	24.29	25.77	23.70	23.95	24.31	24.16	24.28	24.27
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.53%	1.44%	0.74%	0.75%	1.91%	1.23%	1.88%	1.80%
Current 30-day
SEC yield[2]	N/A	1.24	0.62	0.62	1.68	1.10	1.62	1.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Convertible Securities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/29/72)
Before sales charge	9.39%	97.31%	7.03%	21.22%	3.92%	15.65%	4.97%	–2.15%	–6.18%
After sales charge	9.25	85.96	6.40	14.25	2.70	9.00	2.91	–7.78	–11.57
Class B (7/15/93)
Before CDSC	9.20	85.83	6.39	16.75	3.15	13.05	4.17	–2.90	–6.54
After CDSC	9.20	85.83	6.39	15.01	2.84	10.35	3.34	–7.44	–10.92
Class C (7/26/99)
Before CDSC	9.21	83.06	6.23	16.79	3.15	13.11	4.19	–2.89	–6.51
After CDSC	9.21	83.06	6.23	16.79	3.15	13.11	4.19	–3.80	–7.39
Class I (3/3/15)
Net asset value	9.53	103.80	7.38	23.62	4.33	16.99	5.37	–1.79	–6.00
Class R (12/1/03)
Net asset value	9.12	92.49	6.77	19.72	3.66	14.81	4.71	–2.39	–6.27
Class R6 (5/22/18)
Net asset value	9.51	102.69	7.32	22.95	4.22	16.73	5.29	–1.82	–6.02
Class Y (12/30/98)
Net asset value	9.51	102.39	7.30	22.76	4.19	16.56	5.24	–1.90	–6.06

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	1.05%	1.80%	1.80%	0.68%	1.30%	0.72%	0.80%
Annualized expense ratio for the
six-month period ended 4/30/20	1.04%	1.79%	1.79%	0.68%	1.29%	0.72%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Convertible Securities Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$3.43	$6.50	$3.63	$3.98
Ending value (after expenses)	$1,026.70	$1,022.70	$1,023.00	$1,028.70	$1,025.30	$1,028.10	$1,027.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.22	$8.97	$8.97	$3.42	$6.47	$3.62	$3.97
Ending value (after expenses)	$1,019.69	$1,015.96	$1,015.96	$1,021.48	$1,018.45	$1,021.28	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Convertible Securities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below- investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

Convertible Securities Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to

14 Convertible Securities Fund

the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Convertible Securities Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Convertible Securities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund 17

The fund’s portfolio 4/30/20 (Unaudited)

	Principal
CONVERTIBLE BONDS AND NOTES (73.6%)*	amount	Value
Aerospace and defense (0.5%)
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24	$3,640,000	$3,432,773
		3,432,773
Airlines (1.6%)
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	10,533,000	11,624,872
		11,624,872
Automotive (2.9%)
Tesla Motors, Inc. cv. sr. unsec. notes 2.00%, 5/15/24	7,842,000	20,326,856
		20,326,856
Biotechnology (2.6%)
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	11,179,000	10,917,300
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1.50%, 6/15/26	4,420,000	4,464,152
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	2,305,000	3,229,632
		18,611,084
Broadcasting (0.6%)
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	3,817,000	4,032,033
		4,032,033
Cable television (2.7%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	11,462,000	9,291,097
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	3,306,000	3,454,823
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49	6,593,000	6,144,400
		18,890,320
Commercial and consumer services (3.9%)
Booking Holdings, Inc. 144A cv. sr. unsec. notes 0.75%, 5/1/25	7,255,000	8,185,824
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	4,125,000	5,751,797
Sabre GLBL, Inc. 144A cv. company guaranty sr. unsec. notes
4.00%, 4/15/25	4,036,000	4,784,129
Square, Inc. 144A cv. sr. unsec. notes 0.125%, 3/1/25	9,935,000	9,158,828
		27,880,578
Communications equipment (0.6%)
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	3,910,000	4,386,531
		4,386,531
Computers (12.4%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	4,311,000	5,115,937
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27	6,521,000	6,808,262
Atlassian, Inc. cv. company guaranty sr. unsec. notes
0.625%, 5/1/23	2,250,000	4,369,014
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24, (Israel)	3,848,000	3,572,806
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22	2,118,000	3,884,539
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26	2,650,000	2,804,654
MongoDB, Inc. 144A cv. sr. unsec. notes 0.25%, 1/15/26	6,660,000	6,954,232
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	4,306,000	5,188,730
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	2,172,000	3,478,376
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	807,000	2,220,873
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/1/25	7,206,000	6,950,030
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22	5,442,000	14,279,251

18 Convertible Securities Fund

		Principal
CONVERTIBLE BONDS AND NOTES (73.6%)* cont.		amount	Value
Computers cont.
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25		$10,501,000	$12,288,396
Talend SA 144A cv. sr. unsec. notes 1.75%, 9/1/24	EUR	3,500,000	3,349,581
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23, (acquired various
dates from 11/8/18 to 3/5/20, cost $5,959,196) ∆∆		$3,885,000	6,445,397
			87,710,078
Consumer services (2.4%)
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26		6,649,000	6,736,943
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26		6,138,000	6,272,269
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22		2,729,000	4,206,071
			17,215,283
Electrical equipment (0.4%)
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22		3,022,000	2,983,469
			2,983,469
Electronics (6.4%)
Cree, Inc. 144A cv. sr. unsec. unsub. notes 1.75%, 5/1/26		5,475,000	6,238,122
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 4/15/25		6,791,000	7,146,713
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27		20,542,000	25,670,927
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23		5,793,000	6,312,953
			45,368,715
Entertainment (0.8%)
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		6,260,000	5,978,929
			5,978,929
Health-care services (1.7%)
Sarepta Therapeutics, Inc. cv. sr. unsec. notes 1.50%, 11/15/24		3,175,000	5,599,113
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25		2,076,000	6,400,424
			11,999,537
Homebuilding (1.2%)
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		4,018,000	3,154,130
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25		5,505,000	5,191,766
			8,345,896
Insurance (0.7%)
AXA SA 144A cv. sr. unsec. unsub. notes 7.25%, 5/15/21, (France)		5,465,000	4,792,122
			4,792,122
Investment banking/Brokerage (1.7%)
Ares Capital Corp. cv. sr. unsec. notes 3.75%, 2/1/22		4,321,000	4,143,839
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		7,965,000	7,705,222
			11,849,061
Leisure (0.5%)
Callaway Golf Co. 144A cv. sr. unsec. notes 2.75%, 5/1/26		3,576,000	3,699,533
			3,699,533
Media (1.0%)
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		5,050,000	7,420,197
			7,420,197

Convertible Securities Fund 19

	Principal
CONVERTIBLE BONDS AND NOTES (73.6%)* cont.	amount	Value
Medical technology (4.3%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/20, (China) (In default) † F	$3,213,000	$205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/17/20, (China) (In default) † F	3,544,000	198,464
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	4,035,000	4,264,491
Insulet Corp. cv. sr. unsec. notes 1.375%, 11/15/24	526,000	1,140,196
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	9,609,000	10,780,097
Integra LifeSciences Holdings Corp. 144A cv. sr. unsec. notes
0.50%, 8/15/25	4,781,000	4,490,693
Natera, Inc. 144A cv. sr. unsec. notes 2.25%, 5/1/27	2,691,000	3,192,525
Repligen Corp. cv. sr. unsec. notes 0.375%, 7/15/24	5,315,000	6,288,574
		30,560,672
Oil and gas (0.3%)
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45	3,786,000	2,013,069
		2,013,069
Pharmaceuticals (2.7%)
DexCom, Inc. cv. sr. unsec. unsub. notes 0.75%, 12/1/23	7,803,000	16,283,886
Revance Therapeutics, Inc. 144A cv. sr. unsec. notes 1.75%, 2/15/27	3,046,000	2,566,255
		18,850,141
Power producers (1.0%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	7,245,000	7,319,208
		7,319,208
Real estate (1.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	5,472,000	4,760,640
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	3,087,000	3,561,626
		8,322,266
Retail (2.0%)
Burlington Stores, Inc. 144A cv. sr. unsec. notes 2.25%, 4/15/25	5,384,000	5,705,399
Guess?, Inc. 144A cv. sr. unsec. notes 2.00%, 4/15/24	3,451,000	2,215,111
RH 144A cv. sr. unsec. notes zero %, 9/15/24	7,251,000	6,602,966
		14,523,476
Schools (1.4%)
Chegg, Inc. cv. sr. unsec. notes 0.125%, 3/15/25	9,344,000	9,803,232
		9,803,232
Semiconductor (0.5%)
Teradyne, Inc. cv. sr. unsec. notes 1.25%, 12/15/23	1,745,000	3,558,099
		3,558,099
Shipping (0.7%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	5,803,000	5,175,754
		5,175,754
Software (7.5%)
Alteryx, Inc. 144A cv. sr. unsec. notes 0.50%, 8/1/24	7,026,000	6,681,536
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25	6,172,000	7,863,400
Everbridge, Inc. 144A cv. sr. unsec. notes 0.125%, 12/15/24	5,933,000	7,008,920
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	1,998,000	4,017,229

20 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (73.6%)* cont.	amount	Value
Software cont.
Okta, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/25	$11,572,000	$12,232,125
Pluralsight, Inc. cv. sr. unsec. notes 0.375%, 3/1/24	3,453,000	2,853,905
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24	3,828,000	3,585,836
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	3,151,000	3,854,571
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	3,980,000	5,378,299
		53,475,821
Technology services (6.2%)
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	7,180,000	11,187,158
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	7,296,000	6,825,960
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	9,810,000	10,050,345
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	5,688,000	5,903,982
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26	4,160,000	4,308,677
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23, (Israel)	5,203,000	5,993,337
		44,269,459
Telecommunications (0.8%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27, (In default) † F	5,121,000	512
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	6,191,000	5,549,901
		5,550,413
Telephone (0.4%)
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	2,060,000	2,839,048
		2,839,048
Total convertible bonds and notes (cost $487,694,072)		$522,808,525

CONVERTIBLE PREFERRED STOCKS (20.2%)*	Shares	Value
Banking (3.9%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	12,320	$17,031,168
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	7,835	10,955,998
		27,987,166
Chemicals (0.8%)
International Flavors & Fragrances, Inc. $3.00 cv. pfd.	125,865	5,987,398
		5,987,398
Conglomerates (1.6%)
Danaher Corp. 4.75% cv. pfd.	9,273	11,063,524
		11,063,524
Consumer (0.5%)
Stanley Black & Decker, Inc. $5.25 cv. pfd. S	43,145	3,393,354
		3,393,354
Electric utilities (4.7%)
American Electric Power Co., Inc. $3.06 cv. pfd. S	109,483	5,514,659
CenterPoint Energy, Inc. $3.50 cv. pfd.	110,550	3,741,012
NextEra Energy, Inc. $2.436 cv. pfd.	165,303	7,924,626
Sempra Energy Ser. A, $6.00 cv. pfd.	90,580	9,298,943
Southern Co. (The) $3.38 cv. pfd.	144,891	6,859,140
		33,338,380
Electrical equipment (1.0%)
Fortive Corp. Ser. A, 5.00% cv. pfd. S	8,635	7,136,828
		7,136,828

Convertible Securities Fund 21

CONVERTIBLE PREFERRED STOCKS (20.2%)* cont.	Shares	Value
Electronics (2.6%)
Broadcom, Inc. 8.00% cv. pfd. S	18,132	$18,448,222
		18,448,222
Health-care services (0.6%)
Change Healthcare, Inc. $3.00 cv. pfd.	88,205	4,080,363
		4,080,363
Medical technology (1.4%)
Avantor, Inc. $3.13 cv. pfd.	62,080	3,544,147
Elanco Animal Health, Inc. $2.50 cv. pfd. † S	141,172	6,340,035
		9,884,182
Real estate (1.0%)
QTS Realty Trust, Inc. Ser. B, $6.50 cv. pfd.	51,674	7,145,746
		7,145,746
Regional Bells (—%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	190	8,721
		8,721
Telecommunications (1.5%)
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	7,813	11,007,734
		11,007,734
Water Utilities (0.6%)
Essential Utilities, Inc. $3.00 cv. pfd. S	70,705	4,037,256
		4,037,256
Total convertible preferred stocks (cost $140,906,908)		$143,518,874

COMMON STOCKS (2.3%)*	Shares	Value
Advanced Micro Devices, Inc. †	130,215	$6,821,964
GT Advanced Technologies, Inc. † F	552	29,664
Hess Corp.	27,149	1,320,527
Lam Research Corp.	18,800	4,799,264
T-Mobile US, Inc. †	35,696	3,134,107
Total common stocks (cost $10,968,329)		$16,105,526

	Principal
CORPORATE BONDS AND NOTES (0.5%)*	amount	Value
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	$580,000	$606,009
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	3,329,000	2,860,650
Total corporate bonds and notes (cost $3,910,797)		$3,466,659

SHORT-TERM INVESTMENTS (8.1%)*	Shares	Value
Putnam Short Term Investment Fund 0.64% L	32,484,490	$32,484,490
Putnam Cash Collateral Pool, LLC 0.40% [d]	25,263,280	25,263,280
Total short-term investments (cost $57,747,770)		$57,747,770

TOTAL INVESTMENTS
Total investments (cost $701,227,876)	$743,647,354

Key to holding’s currency abbreviations

EUR	Euro
USD /$	United States Dollar

22 Convertible Securities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $710,626,604.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,445,397, or 0.9% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Convertible Securities Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$3,134,107	$—	$—
Energy	1,320,527	—	—
Technology	11,621,228	—	29,664
Total common stocks	16,075,862	—	29,664

Convertible bonds and notes	—	522,403,917	404,608
Convertible preferred stocks	41,053,363	102,465,511	—
Corporate bonds and notes	—	3,466,659	—
Short-term investments	32,484,490	25,263,280	—
Totals by level	$89,613,715	$653,599,367	$434,272

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Convertible Securities Fund

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value, including $24,039,686 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $643,480,106)	$685,899,584
Affiliated issuers (identified cost $57,747,770) (Notes 1 and 5)	57,747,770
Cash	2,826
Dividends, interest and other receivables	2,016,758
Receivable for shares of the fund sold	1,142,127
Receivable for investments sold	5,356,185
Prepaid assets	59,887
Total assets	752,225,137

LIABILITIES
Payable for investments purchased	14,462,635
Payable for shares of the fund repurchased	952,469
Payable for compensation of Manager (Note 2)	345,972
Payable for custodian fees (Note 2)	16,614
Payable for investor servicing fees (Note 2)	142,637
Payable for Trustee compensation and expenses (Note 2)	201,299
Payable for administrative services (Note 2)	1,385
Payable for distribution fees (Note 2)	102,467
Collateral on securities loaned, at value (Note 1)	25,263,280
Other accrued expenses	109,775
Total liabilities	41,598,533

Net assets	$710,626,604

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$648,802,405
Total distributable earnings (Note 1)	61,824,199
Total — Representing net assets applicable to capital shares outstanding	$710,626,604

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($383,784,161 divided by 15,799,692 shares)	$24.29
Offering price per class A share (100/94.25 of $24.29)*	$25.77
Net asset value and offering price per class B share ($3,558,698 divided by 150,167 shares)**	$23.70
Net asset value and offering price per class C share ($30,082,102 divided by 1,256,112 shares)**	$23.95
Net asset value and offering price per class I share ($13,616 divided by 560 shares)	$24.31
Net asset value, offering price and redemption price per class R share
($2,715,808 divided by 112,403 shares)	$24.16
Net asset value, offering price and redemption price per class R6 share
($10,678,919 divided by 439,795 shares)	$24.28
Net asset value, offering price and redemption price per class Y share
($279,793,300 divided by 11,528,231 shares)	$24.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 25

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $1,407)	$4,549,204
Interest (including interest income of $192,896 from investments in affiliated issuers) (Note 5)	3,180,236
Securities lending (net of expenses) (Notes 1 and 5)	21,228
Total investment income	7,750,668

EXPENSES
Compensation of Manager (Note 2)	2,263,207
Investor servicing fees (Note 2)	444,164
Custodian fees (Note 2)	7,840
Trustee compensation and expenses (Note 2)	13,846
Distribution fees (Note 2)	678,204
Administrative services (Note 2)	12,259
Other	170,703
Total expenses	3,590,223
Expense reduction (Note 2)	(2,069)
Net expenses	3,588,154

Net investment income	4,162,514

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	17,624,778
Foreign currency transactions (Note 1)	372
Total net realized gain	17,625,150
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(5,108,778)
Assets and liabilities in foreign currencies	(121)
Total change in net unrealized depreciation	(5,108,899)

Net gain on investments	12,516,251

Net increase in net assets resulting from operations	$16,678,765

The accompanying notes are an integral part of these financial statements.

26 Convertible Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$4,162,514	$8,098,498
Net realized gain on investments
and foreign currency transactions	17,625,150	48,886,084
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(5,108,899)	35,283,818
Net increase in net assets resulting from operations	16,678,765	92,268,400
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,933,334)	(7,013,599)
Class B	(14,144)	(54,906)
Class C	(114,437)	(359,245)
Class I	(125)	(273)
Class M	—	(43,213)
Class R	(18,881)	(56,453)
Class R6	(90,404)	(180,300)
Class Y	(2,495,900)	(5,668,744)
Net realized short-term gain on investments
Class A	(4,671,383)	(1,305,698)
Class B	(49,060)	(22,105)
Class C	(375,598)	(118,491)
Class I	(157)	(41)
Class M	—	(10,962)
Class R	(38,926)	(12,841)
Class R6	(109,274)	(25,954)
Class Y	(3,439,484)	(931,834)
From net realized long-term gain on investments
Class A	(18,685,533)	(35,427,976)
Class B	(196,240)	(599,783)
Class C	(1,502,392)	(3,215,065)
Class I	(628)	(1,118)
Class M	—	(297,431)
Class R	(155,705)	(348,422)
Class R6	(437,098)	(704,229)
Class Y	(13,757,937)	(25,283,753)
Increase from capital share transactions (Note 4)	10,486,622	27,356,335
Total increase (decrease) in net assets	(21,921,253)	37,942,299

NET ASSETS
Beginning of period	732,547,857	694,605,558
End of period	$710,626,604	$732,547,857

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2020**	$25.27	.13	.58	.71	(.19)	(1.50)	(1.69)	$24.29	2.67*	$383,784	.52*	.53*	45*
October 31, 2019	25.23	.27	2.75	3.02	(.45)	(2.53)	(2.98)	25.27	14.11	394,780	1.05	1.08	60
October 31, 2018	26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	25.23	.13	371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
October 31, 2016	23.37	.35	.17	.52	(.49)	(.85)	(1.34)	22.55	2.49	404,101	1.09[d]	1.59[d]	49
October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	23.37	(2.86)	517,495	1.06	1.04	67
Class B
April 30, 2020**	$24.69	.04	.56	.60	(.09)	(1.50)	(1.59)	$23.70	2.27*	$3,559	.89*	.16*	45*
October 31, 2019	24.70	.08	2.70	2.78	(.26)	(2.53)	(2.79)	24.69	13.29	4,244	1.80	.35	60
October 31, 2018	25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	24.70	(.63)	6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
October 31, 2016	22.93	.18	.15	.33	(.31)	(.85)	(1.16)	22.10	1.72	9,018	1.84[d]	.84[d]	49
October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	22.93	(3.55)	11,374	1.81	.29	67
Class C
April 30, 2020**	$24.93	.04	.57	.61	(.09)	(1.50)	(1.59)	$23.95	2.30*	$30,082	.89*	.16*	45*
October 31, 2019	24.93	.08	2.72	2.80	(.27)	(2.53)	(2.80)	24.93	13.24	31,947	1.80	.34	60
October 31, 2018	25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	24.93	(.59)	34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
October 31, 2016	23.11	.18	.16	.34	(.31)	(.85)	(1.16)	22.29	1.72	50,827	1.84[d]	.84[d]	49
October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	23.11	(3.54)	72,536	1.81	.30	67
Class I
April 30, 2020**	$25.29	.18	.57	.75	(.23)	(1.50)	(1.73)	$24.31	2.87*	$14	.34*	.71*	45*
October 31, 2019	25.24	.36	2.76	3.12	(.54)	(2.53)	(3.07)	25.29	14.58	13.68		1.44	60
October 31, 2018	26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	25.24	.51	12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
October 31, 2016	23.38	.43	.15	.58	(.56)	(.85)	(1.41)	22.55	2.87	10	.69[d]	1.95[d]	49
October 31, 2015‡	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	23.38	(6.05)*	9	.45*	.98*	67
Class R
April 30, 2020**	$25.14	.10	.57	.67	(.15)	(1.50)	(1.65)	$24.16	2.53*	$2,716	.65*	.41*	45*
October 31, 2019	25.11	.20	2.75	2.95	(.39)	(2.53)	(2.92)	25.14	13.84	3,343	1.30	.84	60
October 31, 2018	26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	25.11	(.13)	3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56
October 31, 2016	23.28	.29	.16	.45	(.43)	(.85)	(1.28)	22.45	2.21	4,898	1.34[d]	1.32[d]	49
October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	23.28	(3.09)	4,972	1.31	.79	67
Class R6
April 30, 2020**	$25.27	.17	.57	.74	(.23)	(1.50)	(1.73)	$24.28	2.81*	$10,679	.36*	.70*	45*
October 31, 2019	25.23	.34	2.77	3.11	(.54)	(2.53)	(3.07)	25.27	14.50	9,190.72		1.40	60
October 31, 2018†	26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	25.23	(3.96)*	7,372	.32*	.71*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Convertible Securities Fund	Convertible Securities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
April 30, 2020**	$25.26	.16	.57	.73	(.22)	(1.50)	(1.72)	$24.27	2.77*	$279,793	.40*	.66*	45*
October 31, 2019	25.22	.33	2.76	3.09	(.52)	(2.53)	(3.05)	25.26	14.42	285,817.80		1.33	60
October 31, 2018	26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	25.22	.39	268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56
October 31, 2016	23.37	.40	.17	.57	(.55)	(.85)	(1.40)	22.54	2.71	189,190	.84[d]	1.84[d]	49
October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	23.37	(2.57)	260,676.81		1.30	67

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

‡ For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Convertible Securities Fund	Convertible Securities Fund 31

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e. three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32 Convertible Securities Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Convertible Securities Fund 33

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $25,263,280 and the value of securities loaned amounted to $24,039,686.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In

34 Convertible Securities Fund

addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $704,672,758, resulting in gross unrealized appreciation and depreciation of $76,893,404 and $37,918,808, respectively, or net unrealized appreciation of $38,974,596.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Convertible Securities Fund 35

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$241,250	Class R	1,964
Class B	2,377	Class R6	2,475
Class C	19,027	Class Y	176,786
Class I	1	Total	$444,164
Class M	284

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,069 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $526, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

36 Convertible Securities Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$493,106
Class B	1.00%	1.00%	19,491
Class C	1.00%	1.00%	155,836
ClassM *	1.00%	0.75%	1,730
Class R	1.00%	0.50%	8,041
Total			$678,204

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,064 and $2 from the sale of class A and class M shares, respectively, and received $709 and $82 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$317,797,787	$355,198,889
U.S. government securities (Long-term)	—	—
Total	$317,797,787	$355,198,889

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	625,666	$15,608,675	1,111,907	$26,934,439
Shares issued in connection with
reinvestment of distributions	1,001,231	24,863,797	1,905,559	41,389,542
	1,626,897	40,472,472	3,017,466	68,323,981
Shares repurchased	(1,448,411)	(35,074,490)	(2,104,191)	(50,936,194)
Net increase	178,486	$5,397,982	913,275	$17,387,787

Convertible Securities Fund 37

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	6,306	$156,913	7,811	$181,116
Shares issued in connection with
reinvestment of distributions	9,023	219,571	27,573	580,305
	15,329	376,484	35,384	761,421
Shares repurchased	(37,064)	(908,228)	(123,347)	(2,916,758)
Net decrease	(21,735)	$(531,744)	(87,963)	$(2,155,337)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	95,589	$2,325,363	255,162	$6,051,919
Shares issued in connection with
reinvestment of distributions	67,193	1,652,052	143,959	3,068,009
	162,782	3,977,415	399,121	9,119,928
Shares repurchased	(187,931)	(4,530,147)	(496,064)	(11,897,497)
Net decrease	(25,149)	$(552,732)	(96,943)	$(2,777,569)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	37	910	65	1,432
	37	910	65	1,432
Shares repurchased	—	—	—	—
Net increase	37	$910	65	$1,432

	SIX MONTHS ENDED 4/30/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	73	$1,848	18,798	$450,688
Shares issued in connection with
reinvestment of distributions	—	—	16,243	347,388
	73	1,848	35,041	798,076
Shares repurchased	(128,873)	(3,317,119)	(38,895)	(953,160)
Net decrease	(128,800)	$(3,315,271)	(3,854)	$(155,084)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	9,317	$228,375	29,165	$701,526
Shares issued in connection with
reinvestment of distributions	8,355	206,718	17,924	386,468
	17,672	435,093	47,089	1,087,994
Shares repurchased	(38,232)	(917,976)	(61,970)	(1,505,383)
Net decrease	(20,560)	$(482,883)	(14,881)	$(417,389)

38 Convertible Securities Fund

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	106,596	$2,638,874	95,828	$2,342,890
Shares issued in connection with
reinvestment of distributions	25,736	636,776	41,750	910,483
	132,332	3,275,650	137,578	3,253,373
Shares repurchased	(56,267)	(1,394,944)	(66,102)	(1,630,221)
Net increase	76,065	$1,880,706	71,476	$1,623,152

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,006,777	$48,909,795	3,399,182	$82,045,338
Shares issued in connection with
reinvestment of distributions	660,480	16,372,605	1,220,535	26,521,982
	2,667,257	65,282,400	4,619,717	108,567,320
Shares repurchased	(2,456,198)	(57,192,746)	(3,945,413)	(94,717,977)
Net increase	211,059	$8,089,654	674,304	$13,849,343

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	560	100%	$13,616

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$3,069,365	$101,232,631	$79,038,716	$90,436	$25,263,280
Putnam Short Term
Investment Fund**	24,582,676	169,508,929	161,607,115	192,896	32,484,490
Total Short-term
investments	$27,652,041	$270,741,560	$240,645,831	$283,332	$57,747,770

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Convertible Securities Fund 39

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 8: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

40 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA019 321386 6/20

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020